SECURITIES AND EXCHANGE COMMISSION

                 Washington, D.C. 20549



                        FORM 8-K





    Current Report Pursuant to Section 13 or 15(d) of

               The Securities Act of 1934





                     October 31, 1996

________________________________________________

       Date of Report (Date of earliest event reported)







           CONTROLLED ENVIRONMENT AQUACULTURE

                    TECHNOLOGY, INC.

________________________________________________

 (Exact name of registrant as specified in its charter)







Colorado                  0-25868              84-1293167

________________________________________________

(State or other       (Commission          I.R.S.Employer

jurisdiction           File Number)   Identification No.)

of incorporation)





4750 Table Mesa Drive, Boulder, CO 80303

________________________________________________

Address of principal executive offices)        (Zip Code)





(303) 494-3000

________________________________________________

Registrant's telephone number, including area code

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS



       (a)  In accordance with the terms of an Agreement

and Plan of Reorganization dated October 31, 1996, on

October 31, 1996, the Company acquired all of the issued

and outstanding stock of Aquacare Environment, Inc., a

Washington corporation ("Aquacare"), in a stock for stock

exchange intended to qualify as a tax free reorganization

under Section 368(a)(1)(B) of the Internal Revenue Code of

1986.  The Company issued 240,000 shares of its common

stock in escrow, pending receipt of the July 31, 1996,

audited financial statements of Aquacare, to the share-

holders of Aquacare. Upon completion of the transaction,

Aquacare became a wholly-owned subsidiary of the Company.



       The shareholders of Aquacare who will receive

shares of the Company in the stock exchange are Henning

Gatz, Thomas J. Beiton, Lawrence W. Templeton, Arthur

C. Jones and Gregg Bonacker.



       The Agreement and Plan of Reorganization also

provides for the issuance of up to 240,000 additional shares

("earn-out" shares) of the Company's common stock to the

shareholders of Aquacare, based upon the net after tax

earnings of Aquacare for each of the 3 fiscal years

immediately following the date of the stock exchange.  In

order for the Company to be obligated to issue earn-out

shares, the net after tax earnings of Aquacare must exceed

$240,000 in the first fiscal year after the share exchange,

$360,000 in the second fiscal year after the share exchange,

and $480,000 in the third fiscal year after the share

exchange.



       (b)  Aquacare is engaged in the business of

development and marketing of cost-effective equipment and

systems used in modern intensive land-based fish farming.

Aquacare has been in business since 1987, and has developed

or supplied equipment for the culture of salmon, trout,

Arctic char, sea bream, sea bass, halibut, catfish, striped

bass, sturgeon, tilapia, abalone and shrimp.  Aquacare will

continue in the same business following the share exchange,

and will provide equipment and services to the Company for

its own self-sustaining aquaculture activities.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS



       (a) Audited financial statements are not currently

available for Aquacare.  Required financial statements for

Aquacare will be filed by the Company as soon as

practicable, but in any event not later than 60 days after the due date of this Form 8-K reporting the acquisition of all

of the issued and outstanding stock of Aquacare.



       (c)  Exhibit (10) Agreement and Plan of

Reorganization.







SIGNATURES





Pursuant to the requirements of the Securities Exchange

Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly

authorized.





CONTROLLED ENVIRONMENT AQUACULTURE

TECHNOLOGY, INC.



/s/ J. A. Garcia, President             10/14/96

________________________________________________

(Signature)                               (Date)

EXHIBIT (10)



          AGREEMENT AND PLAN OF REORGANIZATION



       AGREEMENT AND PLAN OF

REORGANIZATION dated as of October 31, 1996, among

CONTROLLED ENVIRONMENT AQUACULTURE

TECHNOLOGY, a Colorado corporation ("CEA TECH"),

and AQUACARE ENVIRONMENT, INC., a Washington

corporation ("AQUACARE").



       WHEREAS, the shareholders of AQUACARE (the

"Shareholders") own all of the issued and outstanding stock

of AQUACARE Corporation (the "AQUACARE Stock");

and



       WHEREAS, the Shareholders desire to transfer to

CEA TECH, and CEA TECH desires to acquire from the

Shareholders, all of the Shareholders' AQUACARE stock,

pursuant to the applicable provisions of the Washington

Business Corporation Act and the Colorado Business

Corporation Act, in exchange for 240,000 shares of

common stock of CEA TECH (the "CEA TECH Stock")'

and additional performance (earn-out) shares totalling

240,000 shall be issued in accordance with 1.1(a); and



       WHEREAS, the parties hereto intend that the

issuance of the shares of CEA TECH Stock in exchange for

the AQUACARE Stock, shall qualify as a "tax free"

exchange as contemplated by the provisions of Section

368(a)(1)(B) of the Internal Revenue Code of 1986.



       NOW THEREFORE, in consideration of the

foregoing and in consideration of the mutual covenants and

agreements hereinafter set forth, the parties hereby agree

as follows:



        Section 1. ISSUANCE AND TRANSFER OF STOCK



       1.1    Issuance and Transfer.  Upon the terms and

subject to the conditions set forth on this Agreement, at the

"Closing" on the "Closing Date" (as hereinafter defined),

the Shareholders shall sell, assign, convey and deliver to

CEA TECH, and CEA TECH shall purchase and receive

from the Shareholders all of their shares of common stock,

constituting all of the issued and outstanding AQUACARE

Stock and set forth opposite each such Shareholder's name

on Exhibit A.  In consideration for the transfer of such

shares of AQUACARE common stock to CEA TECH,

CEA TECH shall issue to the Shareholders in exchange for

each share of AQUACARE common stock, 133.33 shares

of authorized and newly issued CEA TECH common stock

having the same terms and conditions as the exchanged

AQUACARE stock.  No fractional shares shall be issued.



       1.1.(a)       Additional Performance Shares.  Up

to an additional 240,000 common shares shall be issued as

part of this acquisition to the original shareholders listed on

Exhibit A hereto, as directed in Exhibit A(1).



       1.2    Total Shares to be Issued and Outstanding.

Upon the Closing Date, the total number of shares to be

issued and outstanding of CEA TECH, including shares

issued to AQUACARE Shareholders, shall be no more than

3,057,000 common shares.







SECTION 2  CLOSING; TERMINATION





       2.1    Closing.  Subject to the fulfillment or waiver

of the conditions precedent set forth in Sections 7 and 8

hereof, the Closing shall take place on the Closing Date at

the offices of CEA TECH, or at such other place on the

Closing Date as the parties may mutually agree in writing.



       2.2    Closing Date.  The Closing Date shall be

October 31, 1996, or such later date upon which AZ and

the Shareholders and CT may mutually agree in writing.

If the Closing Date shall not have taken place on or before

December 31, 1996, this Agreement shall terminate upon

written notice of such termination given by either party not then in material default.  Upon such termination, the

parties shall be released from all obligation or liabilities arising hereunder except for (a) liabilities arising out of

pre-termination breaches hereof and (b) obligations arising

under Section 9.4 hereof.



       2.3    Filings; Cooperation.



       (a)    Prior to the Closing, the parties shall

proceed with due diligence and in good faith to make such

filings and take such other actions as may be necessary to

satisfy the conditions precedent set forth in Sections 7 and

8 below.



       (b)    On and after the Closing Date, CT and AZ

and the Shareholders shall, on request with and without

further consideration, cooperate with one another by

furnishing or using their best efforts to cause other to

furnish any additional information and/or executing and

delivering or using their best efforts to cause other to

execute and deliver any additional documents and/or

instruments, and doing or using their best efforts to cause

others to do any and all such other things as may be

reasonably required by the parties or their counsel to

consummate or otherwise implement the transactions

contemplated by this Agreement.



SECTION 3  AQUACARE CORPORATION'S

REPRESENTATIONS AND WARRANTIES

       3.1    AQUACARE's REPRESENTATIONS AND

WARRANTIES.  Set forth in this Section 3.1 are certain

representations and warranties made by AQUACARE to

CEA TECH which shall constitute all of the representations

and warranties by AQUACARE with respect to the

transactions covered by this Agreement.



       (a) Organization and Good Standing. The Articles

of Incorporation of AQUACARE as presently in effect,

certified by the Secretary of State of Washington, and the

Bylaws of AQUACARE as presently in effect, certified by

the President and Secretary of AQUACARE, have been

delivered to CEA TECH and are complete and correct and

since the date of such delivery, there has been no

amendment, modification or other change thereto other than

those necessary to consummate this Agreement and

therefore, disclosed herein.



       (b) Capitalization.  AQUACARE's authorized

capital stock consists of 200,000 shares of common stock

(defined as AQUACARE Common Stock), par value $1.00

per share, of which 1800 shares are issued and outstanding.

No other equity securities or debt obligations of

AQUACARE are authorized, issued or outstanding.



       (c) Subsidiaries.  AQUACARE has no subsidiaries,

investments, or other financial interest in any other

corporation or business organization, joint venture or

partnership.



       (d) Financial Statements.  AQUACARE has

furnished to CEA TECH its unaudited financial statements

as of July 31, 1996.  Said statements reflect an unaudited

net worth of $1,101,547.  Included in that net equity are

accounts receivable of $17,935 due from NASDAQ - Asia

Environmental Partnership, Notes Receivable from Hydro

Care of $66,666, Note Receivable from Belton for

$11,346, and Note Receivable from WCEC, Inc. for

$950,000, or a total of $1,045,948.  The audited statement

being prepared as at July 31, 1996 by Vaughn S. Hagen,

CPA will not be available as originally scheduled by

October 31, 1996.  (CEA TECH will close the transaction

and issue the 240,000 shares to Henning Gatz as trustee for

the AQUACARE shareholders to be held in escrow by

Gary Joiner, Esq., attorney for CEA TECH, pending

receipt of audited July 31, 1996 financial statements.)  Said audited July 31, 1996 financial statements shall show a

minimum net worth of $1,000,000 to earn the 240,000

shares. Any reduction of net worth below $1,000,000 shall

be offset by reducing the 240,000 shares by 1 share for

every $5.00 below $1,000,000 (i.e. $900,000 net worth

would cause a reduction of 20,000 shares) to a minimum

of $500,000, or 120,000 shares.  In the event that the

audited net worth should be less than $500,000, either

party may at their option elect to rescind the transaction,

and the escrowed shares shall be returned to CEA TECH

for cancellation.



       (e) Litigation.  There are no outstanding orders,

judgments, injunctions, awards or decrees of any court,

governmental or regulatory body or arbitration tribunal

against AQUACARE or its properties.  There are no

actions, suits or proceedings pending, or of threatened

against or affecting AQUACARE, or any of its properties,

at law or in equity, or before or by any federal, state,

municipal or other governmental department, commission,

board, bureau, agency or instrumentality, domestic or

foreign, in connection with the business, operations or

affairs of AQUACARE which might result in any material

adverse change in the operations or financial condition of

AQUACARE, or which might prevent or materially impede

the consummation of the transactions under this

Agreement.



       (f) Compliance with Laws.  To the best of

AQUACARE's actual knowledge, the operations and affairs

of AQUACARE do not violate any law, ordinance, rule or

regulation currently in effect, or any order, writ, injunction or decree of any court or governmental agency, the

violation of which would substantially and adversely affect

the business, financial conditions or operations of

AQUACARE.



       (g) Absence of Undisclosed Liabilities.

AQUACARE did not have, as of July 31, 1996, and

AQUACARE shall not have as of the Closing Date, any

liabilities except those liabilities incurred in the ordinary course of business.



       (h) Disclosure.  Neither this Agreement, nor any

certificate, exhibit, schedule or other written document or

statement, furnished to CEA TECH by AQUACARE in

connection with the transactions contemplated by this

Agreement contains or will contain any untrue statement of

a material fact or willfully omits to state a material fact

necessary to be stated to make the statements contained

herein or therein not misleading.



       (i) Title to Assets.  Schedule 3.1(i) hereto lists all

the assets which will be owned by AQUACARE on the

Closing Date.  AQUACARE owns outright and has good,

marketable title to all of such assets including, without

limitation, all of the assets reflected on the July 31, 1996

AQUACARE financial statements, except as otherwise

disclosed on Schedule 3.1(i).



       (j) Contracts.  Set forth on Schedule 3.1(j) hereto is

a true and complete list of all material contracts,

agreements or commitments to which AQUACARE is a

party or is bound.  All such material contracts, agreements

and commitments are valid and binding on AQUACARE in

accordance with their terms.



       (k) Books and Records.  To its best actual

knowledge the books and records of AQUACARE are

complete and correct, are maintained in accordance with

good business practice and  the transactions therein

described, and there have been no   transactions involving

AQUACARE which properly should have been set forth

therein and which have not been accurately set forth.



       (l) Operating Authorities.  To the best actual

knowledge of AQUACARE, it has all material operating

authorities, governmental certificates and licenses, permits,

authorizations and approvals ("Permits") required to

conduct its business as presently conducted. Since inception to AQUACARE's actual knowledge, there ham not been

any notice or adverse development regarding such permits;

such permits are in full force and effect; no material

violations are or have been recorded in respect of any

Permit; and no proceeding is pending or threatened to

revoke or limit any Permit.



       (m) Indemnification.  AQUACARE shall indemnify

CEA TECH from any losses sustained by it as a result of

any breach, inaccuracy or omission by AQUACARE with

regard to any representation or warranty set forth in this

Agreement.



3.2 Restrictions on Securities



       (a) Transfer of Securities.  None of the CEA TECH

Common Stock acquired pursuant to this Agreement shall

be transferable except upon the conditions specified in this

Section 3.2, which conditions are intended to insure

compliance with the provisions of the Securities Act of

1933, as amended ("1933 Act") in respect to the transfer of

such Shares.



       (b) Legend.  Unless and until otherwise permitted

by this Section 3.2, each certificate or other document

evidencing any of the CEA TECH Common Stock and

Preferred Stock shall be endorsed with a legend

substantially in the following form:



       "THESE SECURITIES HAVE NOT BEEN

       REGISTERED UNDER THE SECURITIES

       ACT OF 1933, AS AMENDED, AND

       MAY NOT BE SOLD, PLEDGED OR

       OTHERWISE TRANSFERRED UNLESS

       (A) COVERED BY AN EFFECTIVE

       REGISTRATION STATEMENT UNDER

       THE SECURITIES ACT OF 1933, AS

       AMENDED, (B) IN COMPLIANCE WITH

       RULE 145 UNDER SUCH ACT, OR (C)

       THE COMPANY HAS BEEN

       FURNISHED WITH AN OPINION OF

       COUNSEL REASONABLY ACCEPTABLE

       TO THE COMPANY TO THE EFFECT

       THAT NO REGISTRATION IS

       REQUIRED BY SUCH TRANSFER."



       (c) Restrictions on Transfer.  None of the CEA

TECH Common Stock or Preferred Stock shall be

transferred, and CEA TECH shall not be required to

register any such transfer on the books of CEA TECH,

unless and until one of the following events shall have

occurred:



              (A) CEA TECH shall have received an

opinion of counsel, in form and in substance reasonably

acceptable to CEA TECH and its counsel, stating that the

contemplated transfer in exempt from registration under the

1933 Act as then in effect, and the Rules and Regulations

of the Securities and Exchange Commission (the

"Commission") thereunder. Within five business days after

delivery to CEA TECH and its counsel of such an opinion,

CEA TECH either shall deliver to the proposed transferor

a statement to the effect that such opinion is not

satisfactory in the reasonable opinion of its counsel (and

shall specify in detail the legal analysis supporting any such conclusion) or shall authorize CEA TECH's transfer agent

to make the requested transfer;



              (B) CEA TECH shall have been furnished

with a letter from the Commission in response to a written

request in form and substance acceptable to counsel for

CEA TECH setting forth all of the facts and circumstances

surrounding the contemplated transfer, stating that the

Commission will take no action with regard to the

contemplated transfer;



              (C) The shares of CEA TECH's Common

Stock are transferred pursuant to a registration statement

which has been filed with the Commission and has become

effective;



              (D) The shares of CEA TECH Common

Stock are transferred pursuant to and in accordance with

Rule 144 promulgated by the Commission under the 1933

Act.



SECTION 4  CEA TECH'S REPRESENTATIONS AND

WARRANTIES



       CEA TECH represents and warrants to

AQUACARE and the Shareholders as follows:



       4.1 Organization and Good Standing.  CEA TECH

is a corporation duly organized, validly existing and in

good standing under the laws of the State of Colorado and

has full corporate power and authority to own or lease its

properties and to carry on its business as now being

conducted and as proposed to be conducted.  The Articles

of Incorporation of CEA TECH and all amendments

thereto, certified by the Secretary of State of Colorado, and the Bylaws of CEA TECH, as presently in effect, certified

by the President and Secretary of CEA TECH, have been

delivered to AQUACARE and are complete and correct

and since the date of such delivery, there has been no

amendment, modification or other change thereto other than

those necessary to consummate this Agreement, and

therefore, disclosed herein.



       4.2 Authority.



       (a) CEA TECH has full corporate power to enter

into this Agreement, to execute all attendant documents and

instruments necessary to consummate the transactions

contemplated hereunder, to issue and transfer CEA TECH

Stock to the Shareholders and to carry out all of its

obligations hereunder, but consummation of this Agreement

is subject to approval of the principal terms of this

Agreement by its outstanding shares, as those terms are

defined under the Colorado Business Corporation Act, of

CEA TECH. The execution and delivery of this Agreement

and all other agreements, documents and instruments to be

executed herewith, have been duly authorized by the Board

of Directors of CEA TECH.



       (b) CEA TECH shall have obtained any approval of

the transactions set forth in this Agreement by its

outstanding shares required under the Colorado Business

Corporation Act.



       (c) Neither the execution and delivery of this

Agreement nor the consummation of the transactions

contemplated hereby nor compliance by CEA TECH with

any of the provisions hereof will:



              (i) violate or conflict with, or result in a

breach of any provisions of, or constitute a default (or an

event which, with notice or lapse of time or both, would

constitute a default) under, any of the terms, conditions or provisions of the Articles of Incorporation or Bylaws of

CEA TECH or any note, bond, mortgage, indenture, deed

of trust, license, agreement or other instrument to which

CEA TECH is a party, or by which it or its properties or

assets may be bound or affected; or



              (ii) violate any order, writ, injunction or

decree, or any statute, rule, permit, or regulation

applicable to CEA TECH or any of its properties or assets.





       (d) Indemnification.  CEA TECH shall indemnify

AQUACARE for any losses resulting from any breach,

inaccuracy or omission on the part of CEA TECH with

regard to any representation or warranty set forth in this

Agreement.



       4.3 Description of and Title to Stock.



       (a) CEA TECH's authorized capital stock consists

of 100,000,000 shares of common stock, no par value, of

which the issued and outstanding shares do not exceed

3,057,000 shares, and 5,000,000 shares of preferred stock,

of which no shares are issued and outstanding.  A total of

2,739,000 Class A warrants exercisable until December 31,

1999, are authorized and outstanding.  These warrants are

convertible into common stock at $2.00 per share. No other

equity securities or debt obligations of CEA TECH are

authorized, issued or outstanding except those performance

shares described in l.l(a).



       (b) The outstanding shares of CEA TECH Stock are

free and clear of all liens, charges, claims, pledges,

restrictions and encumbrances whatsoever of any kind or

nature that would inhibit, prevent, or otherwise interfere

with the transactions contemplated hereby. All of the

outstanding shares of CEA TECH Stock are validly issued,

fully paid and nonassessable and there are no voting trust

agreements or other contracts, agreements or other

contracts, agreements or arrangements restricting or

affecting voting or divided rights or transferability with

respect to the outstanding shares of CEA TECH Stock.



       (c) All of the CEA TECH Common to be issued to

or transferred to the Shareholders pursuant to this

Agreement, when issued, transferred, and delivered as

provided herein, will be duly authorized, validly issued,

fully paid and nonassessable, and will be free and clear of

all liens, charges, claims, pledges, restrictions and

encumbrances whatsoever of any nature.



       4.4 Subsidiaries.  CEA TECH is incorporating three

corporations in the State of Hawaii to operate as wholly

owned subsidiaries in order to conduct its businesses

located in Hawaii.



       4.5 Financial Statements.  The Form 10-KSB dated

January 31, 1996, and subsequent Form 10-Qs filed for the

quarters ended April 30, 1996 and July 31, 1996, contain

audited January 31, 1996 and unaudited 10-Q financial

statements and the related statements of operations and

shareholders equity.  CEA TECH, formerly known as

Global Capital Access Corporation can be classified to date

as a development stage company, or start up.  The Board

of Directors have approved the issuance of the additional

shares subject to this agreement, additional shares in

connection with a private placement of $2,500,000, and

additional shares to finders, and key employees, officers

and directors, totalling 1,340,000 restricted shares when

issued.  The total common stock issued and outstanding

will total 3,057,000 shares giving effect to these

transactions.



       4.6 Absence of Certain Changes.  Since the CEA

TECH Balance Sheet Date, (a) there has been no change in

the condition (financial or otherwise), business, property,

prospects, assets or liabilities of CEA TECH as shown on

the CEA TECH Balance Sheet at that date contained in the

CEA TECH Financial Statements; (b) there has been no

damage to, destruction of, or loss of any of the properties

or assets of CEA TECH (whether or not covered by

insurance); (c) CEA TECH has not declared, or paid any

dividend or made any distribution on its capital stock,

redeemed, purchased or otherwise acquired any of its

capital stock, granted any options to purchase shares of its stock, or issued any shares of its capital stock, except as

outlined in Section 4.5 above; (d) there have been no loans

made by CEA TECH to its employees, officers or

directors; (e) there have been no waiver or compromise by

CEA TECH of valuable rights or of a material debt owed

to it; (f) CEA TECH has made no payment or agreement

or commitment to pay any compensation, fee or other

monies to any employee, officer, director, or agent of CEA

TECH; (g) there has been no agreement or commitment by

CEA TECH to do or perform any of the acts described in

this Section 4.6; and (h) there has been no other event or

condition of any character which might adversely change

the condition (financial or otherwise), business, property,

prospects, assets or liabilities of CEA TECH or to impair

materially the ability to conduct the business now being

conducted by it.



       4.7 Absence of Undisclosed Liabilities.  Except as

disclosed in CEA TECH's Financial Statements, CEA

TECH did not have, as of the Closing Date, any liabilities

(secured or unsecured and whether accrued, absolute,

direct, indirect, or otherwise) of a kind required by

generally accepted accounting principles and consistent with past practice to be set forth on a financial statement or the notes thereto.



       4.8 Litigation.  There are no outstanding orders,

injunctions, awards or decrees of any court, governmental

or regulatory body or arbitration tribunal against CEA

TECH or its properties.  Except for the threat of litigation by D.J. Walsh & Associates (USA) Inc., of which the

parties hereto have full and prior knowledge, and mutually

agree to be without merit, there are no judgments, actions,

suits or proceedings pending, or to the knowledge of CEA

TECH, threatened against or affecting CEA TECH or any

of its properties, at law or in equity, or before any state,

municipal or other governmental department, commission,

board, bureau, agency or instrumentality, foreign or

domestic, in connection with the business, operations or

affairs of CEA TECH which could prevent or impede the

consummation of the transactions contemplated under this

Agreement.



       4.9 Compliance with Laws.  The operations and

affairs of CEA TECH do not violate any law, ordinance,

rule or regulation currently in effect, or any order, writ,

injunction or decree of any court or governmental agency.



       4.10 Brokers: Underwriters.  CEA TECH has not

used the services of or entered into any agreement with,

any broker, agent or finder in connection with this

Agreement or the transactions contemplated hereby, nor

has CEA TECH taken any action which could result in any

other broker's, finder's or other fees or commission being

due and payable to any party with respect to this

Agreement or the transactions contemplated hereby.  CEA

TECH has not entered into any agreements, commitments,

arrangements or understandings of any kind whatsoever

with any broker-dealer or underwriter in connection with

the transactions contemplated under this Agreement or the

AQUACARE Stock being acquired hereunder or CEA

TECH Stock being issued hereunder.



       4.11 Disclosure.  Neither this Agreement, nor any

certificate, exhibit, schedule or other written document or

statement furnished to the Shareholders by CEA TECH in

connection with the transactions contemplated by this

Agreement contains or will contain any untrue statement of

a material fact or omits or will omit to state a material fact necessary to be stated in order to make the statements

contained herein or therein not misleading.



       4.12 Tax Matters.  All federal, foreign, state and

local tax returns, reports and information statements

required to be filed by or with respect to the activities of

CEA TECH have been filed for all the years and periods

for which such returns and statements were due, including

extensions thereof.  Since the CEA TECH Balance Sheet

Date, CEA TECH has not incurred any liability with

respect to any federal, foreign, state or local taxes except in the ordinary and regular course of business.  Such

returns, reports and information statements are true and

correct in all material respects insofar as they relate to the activities of CEA TECH. On the date of this Agreement,

CEA TECH is not delinquent in the payment of any such

tax or assessment, and no deficiencies for any amount of

such tax have been proposed in a revenue agent's report or

assessed, and to the best knowledge of CEA TECH, there

is no basis for any such deficiency or claim.  There is no

tax sharing agreement among or between CEA TECH and

any affiliate thereof.  There is not now in force any

extension of time with respect to the date on which any tax

return was or is due to be filed by or with respect to CEA

TECH, or any waiver or agreement by CEA TECH for the

extension of time for the assessment of any tax, and CEA

TECH is not a "consenting corporation" within the

meaning of Section 341(f)(1) of the Internal Revenue Code

of 1986.



       4.13 Books and Records.  The books and records of

CEA TECH are complete and correct, are maintained in

accordance with good business practice and accurately

present and reflect, in all material respects, all of the

transactions therein described, and there have been no

transactions involving CEA TECH which properly should

have been set forth therein and which have not been

accurately so set forth.



       4.14 Registration Rights.  CEA TECH has not

granted or agreed to grant any rights relating to the

registration of its securities under applicable federal and

state securities laws, including piggy-back rights.



       4.15 Employee Benefit Plans. CEA TECH has

never adopted or maintained a "defined benefit plan" within

the meaning of the Employee Retirement Income Security

Act of 1974 ("ERISA"), nor has such a plan been

maintained by any person, firm or corporation which is

under "common controls (within the meaning of Section

4001(b) of ERISA) with CEA TECH. Any Defined

contribution plan" within the meaning of ERISA adopted or

maintained by CEA TECH has been properly terminated

and all accrued benefits thereunder have been transferred

to the employees or beneficiaries entitled thereto. CEA

TECH has never participated in a Multi-employer plans

within the meaning of ERISA. There have been no

"prohibited transactions" or other violations of law or

threatened or pending claims with respect to any of CEA

TECH's employee benefit plans.



       4.16 Hazardous Waste.  CEA TECH did not use,

generate, store, release or transport any hazardous waste,

hazardous materials or hazardous substances, or cause,

direct, or permit any of the foregoing to be done, and CEA

TECH did not violate or breach any federal state or local

environmental protection and/or health and safety laws and

regulations thereto, and CEA TECH has no contingent

liabilities as a "responsible party."



       4.17 SEC Filings. CEA TECH is a reporting

company under Section 12g of the Act and has fulfilled all

of the reporting requirements of the SEC and is current

with its filings .



SECTION 5  SURVIVAL OF REPRESENTATIONS AND

WARRANTIES



       The representations, warranties and covenants of

AQUACARE contained herein and the representations and

warranties of the Shareholders set forth in their consent

forms shall survive the execution and delivery of this

Agreement, the Closing and the consummation of the

transactions called for by this Agreement. The

representations, warranties and covenants of CEA TECH

contained herein shall survive the execution and delivery of this Agreement, the Closing and the consummation of the

transactions called for by this Agreement.



SECTION 6  CONDITIONS PRECEDENT TO THE

OBLIGATIONS OF CEA TECH REGARDING THE CEA

TECH STOCK



       The obligations of CEA TECH under this

Agreement in respect to the issuance and transfer of CEA

TECH Stock shall, at the option of CEA TECH, be subject

to the satisfaction, on or prior to the Closing Date, of each of the following conditions precedent.



       6.1 Accuracy of Representations and Warranties:

Performance. The representations and warranties made by

AQUACARE in this Agreement and the representations and

warranties of the Shareholders set forth in their consent

forms shall be true and correct in all material respects on

and as of the Closing Date; the Shareholders shall have

performed or complied with all covenants, agreements and

conditions contained in this Agreement on its part required

to be performed or complied with at or prior to Closing.

AQUACARE shall have delivered to CEA TECH an

officer's certificate, dated as of the Closing Date, to the

foregoing effect.



       6.2 Shareholder Approval. AQUACARE shall have

obtained all necessary shareholder approval for this

acquisition and exchange of stock.



       6.3 No Contrary Judgment. The Closing shall not

violate any Permit or order, decree, or judgment of any

court or governmental body having competent jurisdiction,

and there shall not have been instituted any legal or

administrative action or proceeding to enjoin the transaction contemplated hereby or seeking damages from CEA TECH

with respect thereto.



       6.4 Closing. AQUACARE and the Shareholders

shall deliver or cause to be delivered to CEA TECH at or

prior to the Closing the following documents:



       (i) Certificate(s) representing all of the

Shareholders' shares of AQUACARE Stock, which

certificate(s) shall be either (A) duly endorsed in blank, or

(B) accompanied by stock powers duly executed;



       (ii) The certificate referred to in Section 6.1 hereof;





       (iii) AQUACARE's Articles of Incorporation,

certified by the Secretary of State of Washington;



       (iv) Bylaws of AQUACARE certified as of the

Closing Date by the President and Secretary of

AQUACARE.



       (v) Such other documents, instruments or

certificates as shall be reasonably requested by CEA TECH

or its counsel.



SECTION 7  CONDITIONS PRECEDENT TO THE

OBLIGATIONS OF THE SHAREHOLDERS

REGARDING THE AQUACARE STOCK



       The obligations of AQUACARE under the

Agreement and the obligations of the Shareholders, and

each of them, under this Agreement to sell the

AQUACARE Stock shall, at the option of AQUACARE

and the Shareholders, be subject to the satisfaction, on or

prior to the Closing Date, of each of the following

conditions precedent.



       7.1 Accuracy of Representations and Warranties:

Performance. All representations and warranties made by

CEA TECH in this Agreement shall be true and correct in

all material respects on and as of the Closing Date with the same effect as if such representations and warranties had

been made on and as of the Closing Date; CEA TECH

shall have performed or complied with all covenants,

agreements and conditions contained in this Agreement on

its part required to be performed or complied with at or

prior to Closing. CEA TECH shall have delivered to the

Shareholders, dated the Closing Date to the foregoing

effect.



       7.2 Shareholder Approval. This Agreement and the

transactions contemplated hereby shall have been approved

and adopted by The Rally Group Ltd., the majority

shareholder of CEA TECH.



       7.3 Consents. All material authorizations, consents

or approvals of any and all governmental regulatory

authorities necessary in connection with the consummation

of the transactions contemplated by this Agreement, shall

have been obtained and be in full force and effect.



       7.4 No Contrary Judgment. The Closing shall not

violate any permit or order, decree or judgment of any

court or governmental body having competent jurisdiction

and there shall not have been instituted any legal or

administrative action or proceeding to enjoin the transaction contemplated hereby or seeking damages from the

Shareholders or AQUACARE with respect thereto.



       7.5 Closing. CEA TECH shall deliver or cause to

be delivered to AQUACARE and the Shareholders at or

prior to the Closing Date the following documents:



       (i) Certificates representing the shares of CEA

TECH Stock to be newly issued by CEA TECH under this

Agreement, which certificates shall be in the names of the

Shareholders and duly executed by CEA TECH;



       (ii) An officer's certificate signed by the President

and Secretary of CEA TECH, as to such matters as

AQUACARE deems necessary, including, without

limitation, the matters referred to in Section 7.1 hereof and affirming that all of the conditions detailed in Sections 7.2,

7.3, and 7.4, have been satisfied;



       (iii) CEA TECH's Articles of Incorporation,

certified by the Secretary of State of Colorado;



       (iv) Current Certificate of the Secretary of State of

Colorado as to the good standing of CEA TECH;



       (v) Certified copies of resolutions adopted by the

Board of Directors of CEA TECH authorizing the

execution and delivery of this Agreement and the

transactions contemplated hereby;



       (vi) Bylaws of CEA TECH, certified as of the

Closing Date by the President and Secretary of CEA

TECH;



       (vii) Such other documents, instruments or

certificates as shall be reasonably requested by the

Shareholders, or any of them, or their counsel.



SECTION 8  ADDITIONAL COVENANTS OF THE

PARTIES



       8.1 Expenses.  AQUACARE shall pay all of its own

costs and expenses (including attorneys' and accountants'

fees, costs, and expenses) incurred in connection with this

Agreement and the consummation of the transactions

contemplated herein. CEA TECH may elect to advance

costs to AQUACARE, which shall be repaid after Closing

or in the event that AQUACARE should not complete this

transaction due to no fault of CEA TECH.



       8.2 Access to Properties and Records. CEA TECH

and AQUACARE shall, at all reasonable times prior to

Closing, make the properties, premises, books and records

of CEA TECH and AQUACARE available to each other

and each other's authorized representatives, during

reasonable business hours, in such a manner as not to

unduly disrupt normal business activities.



       8.3 Corporate Existence. Rights and Franchises.

Prior to the Closing, AQUACARE and its authorized

representatives shall cause AQUACARE to conduct its

business in the ordinary course and, to the extent not

inconsistent with prudent business practice, in such a

manner as to maintain its business organization intact and

to retain its present employees, and to maintain its

relationships with customers, suppliers and others having

business relationships with it, and without the prior written consent of CEA TECH, shall not permit AQUACARE's

assets to become bound by or subject to any contracts or

other agreements except in the ordinary course of business.

AQUACARE shall respond promptly to any reasonable

requests for reports or additional information by CEA

TECH.



       8.4 Confidentiality. Except for such documents,

reports, information and data (including financial

statements) which are of a public nature, pending the

Closing ( and if this Agreement is terminated, at all times

after the date hereof), CEA TECH shall treat as

confidential and, except as may be required by law or

necessary or, in the opinion of counsel to AQUACARE or

CEA TECH, desirable, to obtain required regulatory

approval of the transactions contemplated hereby or

otherwise, will not use, submit or disclose , or file with

others, or permit any person, firm, corporation or entity

under its control to use, submit or disclose, or file with

others, any documents, reports, information or data

concerning AQUACARE which CEA TECH may obtain

from the Shareholders of AQUACARE; and, except for

such documents, reports and other written materials

(including financial statements) of a public nature, if this

Agreement is terminated, CEA TECH shall return to

AQUACARE and the Shareholders any and all documents,

reports and other written materials (including financial

statements) concerning AQUACARE as AQUACARE and

the Shareholders may reasonably request.



       8.5 Dispute Resolution. In the event of a dispute,

controversy or claim among the parties hereto involving a

claim of breach of representation or warranty hereunder, or

to enforce a covenant herein (either or both of which are

referred to hereafter as a "Claim") the rights and

obligations of the parties  14 hereto arising under the terms of this Agreement with respect to such Claims and/or

resolution of such disputes shall be submitted to arbitration before and in accordance with the rules of the American

Arbitration Association or any mutually agreeable

arbitration association. Judgment upon an arbitration award

may be entered in any court having competent jurisdiction

and shall be binding, final, and non-appealable. No

punitive or exemplary damages shall be awarded against

any of the parties. Prior to any arbitration proceeding

taking place, either party may at its option elect to (a) have the arbitrator conduct, in a separate proceeding prior to the actual arbitration, a preliminary hearing, at which hearing

testimony and other evidence may be presented, or (b)

submit the controversy or claim to non-binding mediation,

in which event the parties shall execute a suitable

confidentiality agreement. The rules of evidence as then in

effect in the State of Colorado shall be followed throughout the arbitration proceedings, including without limitation any preliminary hearings. This arbitration provision shall be

deemed to be self-executing and in the event either party

fails to appear at any properly noticed arbitration

proceeding, an award may be entered against such party

notwithstanding said failure to appear. Such arbitration

shall take place in a mutually agreed upon location. The

arbitrator may, at its discretion, award the prevailing party its attorney's fees and costs incurred in the arbitration of any dispute arising under or in any way connected with the

Agreement.



       8.6 Employment Contracts. The parties hereto

acknowledge the existence of employment contracts

between Aquacare and Henning Gatz and Gregg Bonacker,

executed copies of which are attached hereto as Exhibit

8.6. The contracts shall remain effect after the Closing and the parties hereto shall be bound by the terms thereof.



SECTION 9  MISCELLANEOUS



       9.1 Entire Agreement. This Agreement (including

the Exhibits and Schedules hereto) contains the entire

agreement between the parties with respect to the

transactions contemplated hereby, and supersedes all

negotiations, representations, warranties, commitments,

offers, contracts, and writings prior to the date hereof. No waiver and no modification or amendment of any provision

of this Agreement shall be effective unless specifically

made in writing and duly signed by the party to be bound

thereby.



       9.2 Counterparts. This Agreement may be executed

in one or more counterparts, each of which may be deemed

an original, but all of which together, shall constitute one and the same instrument.



       9.3 Severability. If any provisions hereof shall be

held invalid or unenforceable by a court of competent

jurisdiction, or as a result of future legislative action, such holding or action shall be strictly construed and shall not

affect the validity or effect of any other provisions hereof.



       9.4 Assignability. This Agreement shall be binding

upon and inure to the benefit of the successors and assigns

of the parties hereto, provided that, neither thin Agreement nor any right hereunder shall be assignable by the

Shareholders, or any of them, or CEA TECH, or

AQUACARE without prior written consent of the other

party.



       9.5 Captions. The captions of the various Sections

of this Agreement have been inserted only for convenience

of reference and shall not be deemed to modify, explain,

enlarge or restrict any of the provisions of this Agreement.



       9.6 Governing Law. The validity, interpretation and

effect of this Agreement shall be governed exclusively by

the laws of the State of Colorado.



       9.7 Notices. All notices, requests, demands, and

other communications under this Agreement shall be in

writing and delivered in person or sent by certified mail,

postage prepaid and properly addressed as follows:



To the Shareholders and Aquacare Environment. Inc.:



       AQUACARE ENVIRONMENT, INC.

       Henning Gatz, President

       1155 N. State Street #303

       Bellingham, WA 98225



To CONTROLLED ENVIRONMENT AQUACULTURE

TECHNOLOGY:



       CONTROLLED ENVIRONMENT

       AQUACULTURE TECHNOLOGY

       c/o Gary Joiner

       Frascona, Joiner & Goodman

       4750 Table Mesa Drive Boulder, CO 80303



       J.A. Garcia

       16015 Woodvale Road

       Encino, CA 91436



       Any party may from time to time change its address

for the purpose of notices to that party by a similar notice specifying the new address, but no such notice of change

shall be deemed to have been given until it is actually

received by the respective party hereto.



       All notices and other communications required or

permitted under this Agreement which are addressed as

provided in this Section 9.7, if delivered personally, shall be effective upon delivery; and, if delivered by mail, shall be effective three (3) days following deposit in the United

States Mail, postage prepaid.



       IN WITNESS WHEREOF, the parties hereto have

executed this Agreement as of the date first written above.





AQUACARE ENVIRONMENT, INC.





_______________________________________________

Henning Gatz, President



CONTROLLED ENVIRONMENT AQUICULTURE

TECHNOLOGY





_______________________________________________

J. A. Garcia, President





_______________________________________________

Charles Spira, Secretary

                        EXHIBIT A



Shares to be issued to the former AQUACARE

Shareholders:



SHAREHOLDER                        COMMON SHARES



Henning Gatz                       164,000

Thomas J. Beiton                     5,000

Lawrence W. Templeton               10,000

Arthur C. Jones                     25,000

Gregg Bonacker                      36,000

ADDENDUM NUMBER 1 TO AGREEMENT AND

PLAN OF REORGANIZATION



This ADDENDUM NUMBER 1 TO AGREEMENT AND

PLAN OF REORGANIZATION by and between

CONTROLLED ENVIRONMENT AQUACULTURE

TECHNOLOGY, a Colorado corporation ("CEA TECH"),

and AQUACARE ENVIRONMENT, INC., a Washington

corporation ("AQUACARE"), is entered into as of the 30th

day of September, 1996, and is hereby incorporated into

and made a part of the AGREEMENT AND PLAN OF

REORGANIZATION (the "Agreement").



       WHEREAS, the parties to the Agreement desire to

more clearly define the terms of Section l.l(a) of the

Agreement;



       NOW THEREFORE, in consideration of the mutual

covenants, conditions and agreements set forth in the

Agreement the parties hereby adopt the following additions

and clarifications to Section l.l(a):



       l.l(b) Time Period. The earn-out of an additional

240,000 shares of common stock of CEA TECH shall be

for a period of three (3) years, commencing February 1,

1997, and each fiscal year ending January 31 until the

fiscal year-end January 31, 2000. (AQUACARE may elect

to commence the earn-out period effective November 1,

1996, and adjust on a monthly basis until October 31,

1999.)



       YEAR ONE



       CEA TECH shall issue one (1) share of its

restricted common stock for every $1.00 net after tax

earnings of AQUACARE over $240,000 net for the period,

with no limitation on the total shares up to 240,000 over

three (3) years.



       YEAR TWO



       CEA TECH shall issue one (1) share of its

restricted common stock for every $1.50 of net after tax

earnings of AQUACARE over $360,000 net, with no limit

up to a total of 240,000 over three (3) years.



       YEAR THREE



       CEA TECH shall issue one (1) share of its

restricted common stock for every $2.00 of net after tax

earnings of AQUACARE over $480,000 net to a total of

240,000 over the three year period.  All earned shares to

be issued under Rule 144 within 30 days of receipt of

audited statement.  Earn-out shares shall be issued

proportionately to the shares owned by and acquired from

the original AQUACARE shareholders in Exhibit A of the

Agreement.



IN WITNESS WHEREOF, the parties hereto have

executed this ADDENDUM TO AGREEMENT AND

PLAN OF REORGANIZATION as of the date first written

above.



CONTROLLED ENVIRONMENT AQUACULTURE

TECHNOLOGY



_________________________________

J.A. Garcia, President



_________________________________

Charles Spira, Secretary



AQUACARE ENVIRONMENT, INC.



_________________________________

Henning Gatz, President



_________________________________

Secretary

                    ESCROW AGREEMENT



This Escrow Agreement is executed and entered into by

and among Controlled Environment Aquaculture

Technology, Inc., a Colorado corporation ("CEA Tech"),

and Aquacare Environment, Inc., a Washington corporation

("Aquacare"), in connection with the Agreement and Plan

of Reorganization (the "Agreement"), dated October 31,

1996, between CEA Tech and Aquacare, and is

incorporated into and made a part thereof by this reference.





CEA Tech and Aquacare hereby agree as follows:



1. WHEREAS, pursuant to the terms of the Agreement, the

shareholders of Aquacare (the "Shareholders") shall sell,

assign, convey and deliver to CEA Tech, and CEA Tech

shall purchase and receive from the Shareholders, all of

their outstanding shares, constituting all of the outstanding shares of Aquacare, in exchange for a total of 240,000

newly issued shares of CEA Tech common stock (the

"CEA Tech Shares"), and up to an additional 240,000

performance or "earn-out" shares pursuant to Addendum

No.1 to the Agreement (the "Earn-Out Shares"); and



2. WHEREAS, pursuant to Section 3(d) of the Agreement

the 240,000 CEA Tech Shares shall be issued to Henning

Gatz, as trustee for the Aquacare Shareholders, upon

closing of the Agreement. Said CEA Tech Shares shall then

be placed in escrow with Gary S. Joiner, Esq., attorney for

CEA Tech, pending receipt of Aquacare's audited July 31,

1996, financial statements. The audited July 31, 1996

Aquacare financial statements must show a minimum net

worth of $ 1,000,000 in order for all 240,000 shares to be

released to the Shareholders. If the audited financial

statements show a net worth below $1,000,000, the

240,000 shares shall be reduced by one (1) share for every

five dollars ($5.00) below $1,000,000.  The number of

Earn-Out shares available under Addendum No. 1 to the

Agreement shall also be reduced by 1 share for every $5

below $ 1,000,000 audited net worth of Aquacare;



NOW THEREFORE,



3. Upon closing of the Agreement, a certificate for 240,000

common shares of CEA Tech, in the name of Henning

Gatz, as trustee for the Aquacare Shareholders, shall be

deposited in escrow with Gary S. Joiner, Esq. of Frascona,

Joiner & Goodman, 4750 Table Mesa Drive, Boulder,

Colorado 80303. Upon receipt by CEA Tech of Aquacare's

audited July 31, 1996 financial statements showing a

minimum net worth of $ 1,000,000,  said certificate shall

be released to Henning Gatz for distribution to the

Shareholders. If the audited financial statements show a net worth of less than $ 1,000,000, CEA Tech shall reduce the

number of shares to be issued to the Shareholders in

accordance with the formula set forth in 3. above.



Dated: __________________



Controlled Environment Aquaculture Technology, Inc.



__________________________________________

J.A. Garcia, President



Aquacare Environment, Inc.



__________________________________________

Henning Gatz, President

               AQUACARE ENVIRONMENT, INC.



                  Officers' Certificate



       The undersigned, Henning Gatz and , hereby certify

that they are the duly elected and acting President and

Secretary, respectively, of Aquacare Environment, Inc., a

Washington corporation (the Company"), and with respect

to the Agreement and Plan of Reorganization (the

Agreement") between the Company and Controlled

Environment Aquaculture Technology, Inc. ("CEA Tech"),

a Colorado corporation, further certify that to their best

knowledge based upon reasonable investigation:



       1. There are no material legal proceedings pending

or threatened against the Company or any subsidiary, of a

character affecting the validity of the Agreement as of the

date of Closing, and there are no material transactions or

contracts which are required to be summarized therein

which are not so summarized.



       2. They have carefully examined the Agreement as

of the Closing Date of the Agreement, and the Agreement

did not include any untrue statement of a material fact

required to be stated herein or necessary to make the

statements therein not misleading.



       3. Except as contemplated in the Agreement,

subsequent to the Closing Date of the Agreement, the

Company has not incurred any material liabilities or

obligations, direct or contingent, or entered into any

material transactions not in the ordinary course of business,

and there has not been any material change in the capital

stock or financial statements of the Company, or any

material adverse change in the condition (financial or other)

of the Company, or in the earnings, affairs or business

prospects of the Company, whether or not arising in the

ordinary course of business.



       4. The Company is operating substantially in

compliance with all franchises, authorizations, licenses,

permits, easements, consents, certificates and orders of any governmental or self-regulatory body required for the

conduct of its business, properties or assets, and all of its licenses are valid and in full force and effect, and the

Company is in compliance with all laws, regulations,

orders and decrees applicable to it, the noncompliance with

which would have a material adverse effect on its business,

properties or assets.



       5. The Company has good title to, or leasehold

estates in, all real and personal property described in its

financial statements as being owned by it, in each case free and clear of all liens, claims, security interests or other

encumbrances except liens for taxes not due and payable

and except such as are described in the financial statements or such as are not materially significant or important in

relation to the business of the Company as a whole.



       6. To the best of their knowledge, neither the

Company nor any employee or agent of the Company has

made any payment or transfer of any funds or assets of the

Company or received any funds, assets or personal benefits

in violation of any law, rule or regulation, which is

required to be stated in the Agreement or statements therein not misleading.





       7. The Company has filed all tax returns which are

required to be filed by it and has paid all taxes shown

thereon as due, and it has paid all assessments, received by it to the extent the same have become due and payable. The

Company has no knowledge of any tax deficiency which

might be asserted against the Company which could

materially and adversely affect its business or properties

All taxes with respect to which the Company is obligated

have been paid or adequate accruals have been established

to cover any such unpaid taxes.



       8. Subsequent to the Closing Date of the Agreement

the Company has not sustained any material loss or damage

to its property, whether or not insured.



       9. Immediately prior to the Closing Date of the

Agreement the representations and warranties of the

Company contained in the Agreement are true and correct

in all material respects; and the Company has complied in

all material respects with all of its agreements therein

contained.



       10. There has been no amendment, other than the

name change, to the Articles of Incorporation of the

Company prior to the Closing Date of the Agreement.



       11. The Company as of this date, has 1,800 shares

of its Common Stock outstanding, all of which have been

duly authorized and validly issued.



       12. The Bylaws of the Company as submitted on the

Closing Date remain in effect and have not been changed,

amended or modified.



       13. The Company has obtained all necessary

shareholder approval for the transactions contemplated by

the Agreement.



       IN WITNESS WHEREOF, I have hereunto signed

by name and affixed the seal of the Company.



DATED:__________________________



_____________________________________

Henning Gatz, President



_____________________________________

Secretary

           CONTROLLED ENVIRONMENT AQUACULTURE

TECHNOLOGY, INC.

                  Officers' Certificate



       The undersigned, J.A. Garcia and Charles Spira,

hereby certify that they are the duly elected and acting

President and Secretary, respectively, of Controlled

Environment Aquaculture Technology, Inc., a Colorado

corporation (the "Company"), and with respect to the

Agreement and Plan of Reorganization (the Agreement")

between the Company and Aquacare Environment, Inc., a

Washington corporation., further certify that to their best

knowledge based upon reasonable investigation:



       1. There are no material legal proceedings pending

or threatened against the Company or any subsidiary, of a

character affecting the validity of the Agreement as of the

date of Closing, and there are no material transactions or

contracts which are required to be summarized therein

which are not so summarized.



       2. They have carefully examined the Agreement as

of the Closing Date of the Agreement, and the Agreement

did not include any untrue statement of a material fact

required to be stated herein or necessary to make the

statements therein not misleading.



       3. Except as contemplated in the Agreement,

subsequent to the Closing Date of the Agreement, the

Company has not incurred any material liabilities or

obligations, direct or contingent, or entered into any

material transactions not in the ordinary course of business,

and there has not been any material change in the capital

stock or financial statements of the Company, or any

material adverse change in the condition (financial or other)

of the Company, or in the earnings, affairs or business

prospects of the Company, whether or not arising in the

ordinary course of business.



       4. The Company is operating substantially in

compliance with all franchises, authorizations, licenses,

permits, easements, consents, certificates and orders of any governmental or self-regulatory body required for the

conduct of its business, properties or assets, and all of its licenses are valid and in full force and effect, and the

Company is in compliance with all laws, regulations,

orders and decrees applicable to it, the noncompliance with

which would have a material adverse effect on its business,

properties or assets.



       5. The Company has good title to, or leasehold

estates in, all real and personal property described in its

financial statements as being owned by it, in each case free and clear of all liens, claims, security interests or other

encumbrances except liens for taxes not due and payable

and except such as are  described in the financial

statements or such as are not materially significant or

important in relation to the business of the Company as a

whole.



       6. To the best of their knowledge, neither the

Company nor any Employee or agent of the Company has

made any payment or transfer of any funds or assets of the

Company or received any funds, assets or personal benefits

in violation of any law, rule or regulation, which is

required to be stated in the Agreement or necessary to

make the statements therein not misleading.



       7. The Company has filed all tax returns which are

required to be filed by it and has paid all taxes shown

thereon as due, and it hag paid all assessments, received by it to the extent the same have become due and payable.

The Company has no knowledge of any tax deficiency

which might be asserted against the Company which could

materially and adversely affect its business or properties.

All taxes with respect to which the Company is obligated

have been paid or adequate accruals have been established

to cover any such unpaid taxes.



       8. Subsequent to the Closing Date of the Agreement

the Company has not sustained any material loss or damage

to its property, whether or not insured.



       9. Immediately prior to the Closing Date of the

Agreement the representations and warranties of the

Company contained in the Agreement are true and correct

in all material respects; and the Company has complied in

all material respects with all of its agreements therein

contained.



       10. There has been no amendment, other than the

name change, to the Articles of Incorporation of the

Company prior to the Closing Date of the Agreement.



       11. The Company as of this date, has 1,717,000

shares of its Common Stock outstanding, all of which have

been duly authorized and validly issued.



       12. The Bylaws of the Company as submitted on the

Closing Date remain in effect and have not been changed,

amended or modified.



       13. The Company has all necessary char holder

approval for the Agreement and the transactions

contemplated thereby.



       IN WITNESS WHEREOF, I have hereunto signed

by name and affixed the seal of the Company.



DATED: ____________________________



____________________________

J.A. Garcia, President



____________________________

Charles Spira, Secretary

                   EMPLOYMENT CONTRACT



       This EMPLOYMENT AGREEMENT, effective

October 1, 1996, and continuing to September 30, 2001, is

between AQUACARE ENVIRONMENT INC., a

Corporation referred to as "Employer", and HENNING

GATZ, an individual, herein referred to as "Employee".



                       1. RECITALS



       1.1 Employer is engaged in the business of

commercial scale controlled environment aquaculture, on

a worldwide basis.



       1.2 Employer desires to secure the association and

services of Employee in order to retain his experience,

skills, abilities, background and knowledge of Employer's

business and is therefore willing to engage his services on

the terms and conditions set forth below.



       1.3 Employee is willing to be employed by

Employer on the terms and conditions set forth below.



       NOW THEREFORE, in consideration of the

recitals, the mutual promises and covenants set forth in this

Agreement, and the payment by Employer to Employee of

the compensation recited herein, Employer and Employee

agree as follows:



                      2. EMPLOYMENT



       2.1 Employment: Employer hereby employs

Employee as President and Chief Executive Officer of

Employer with responsibilities for overseeing production

and developing and expanding Employer's business.

Employee hereby accepts and agrees to such employment.



       2.2 Duties of Employment: Employee shall, subject

to the control and discretion of Employer, be responsible

for the duties set forth in 2.1 above, and Employee shall at all times faithfully, industriously, and to the best of his

ability, experience, and talent perform all duties that may

be required of him pursuant to the express and implicit

terms of this Agreement. Such duties shall be rendered at

the Employer's facility in Bellingham, Washington.



       2.3 Term of Employment: The term of the

employment shall be for a period of 5 years commencing

October 1, 1996 and continuing thereafter until September

30, 2001.



       2.4 Salary: Employer shall pay Employee the

compensation set forth herein for the term of this

Agreement.



       (a) $60,000 dollars per year;

       (b) Disability insurance for purposes of salary

replacement;

       (c) Employee shall also receive 10 working days of

paid vacation per year, and in addition thereto, 6 working

days of paid sick leave per year.



       2.6 Fringe Benefits: Employee shall be reimbursed

for automobile insurance on all vehicles he uses in the

course and scope of his employment. Employee shall

further be entitled to participate in any retirement, pension,

or profit sharing program of the Employer, as from time to

time instituted or put in place by the Employer.



       2.7 Business Expenses: During the employment

term, Employee will be reimbursed by Employer all

reasonable, ordinary and necessary business expenses for

promoting employer's business, including any relocation

expenses incurred by reason of Employer having Employee

relocate himself and his family to a new business site

and/or local.



       2.8 Termination of Employment: Employee may at

his option terminate his services under this Agreement at

will, on thirty days written notice to Employer; provided

however, should employee terminate this employment

before the end of the above stated term, he shall be bound

by the non-compete provisions of this agreement through

the end of the term of this Agreement, to wit September

30, 2001.



       Employer may terminate this Agreement without

notice to Employee if Employee acts in any of the

following ways:



       (a) Commits any material act of dishonesty;

       (b) Discloses confidential information to a third

party;

       (c) Is guilty of gross carelessness or misconduct in

his work;

       (d) Unjustifiably neglects his duties under this

Agreement;

       (e) Breaches any of the terms of this Agreement;

       (f) Death of the Employee; or

       (g) Acts in any way that has a direct, substantial,

and adverse effect on Employer's reputation or business

practice.



               3. COVENANT NOT TO COMPETE



       Employee agrees not to reestablish or reopen any

business, trade, or occupation operating in the same market

to the business of Employer as same is defined in

paragraph 1.1 of this Agreement, or in any manner to

become interested directly or indirectly, as an employee,

owner, partner, agent, stockholder, director, officer, or

otherwise, in any such business, trade or occupation within

the State of Washington for a period of five (5) years from

October 1, 1996.



                     4. INTEGRATION



       This written Agreement contains the sole and entire

Agreement between the parties. It supersedes any and all

other Agreements between the parties.



                5. MODIFICATION OR WAIVER



       No waiver or modification of this Agreement or any

covenant, condition, or limitation herein contained shall be valid unless in writing and duly executed by the party to be charged therewith. Further, no evidence of any waiver or

modification shall be offered or received in evidence in any proceeding, arbitration, or litigation between the parties

arising out of or effecting this Agreement, or the right or

obligation of any party hereunder, unless such waiver or

modification is in writing, duly executed as aforesaid. The

provisions of this paragraph may not be waived except as

herein set forth.











                    6. CHOICE OF LAW



       This Agreement and performance hereunder in any

and all actions and special proceedings shall be construed

in accordance with the laws of the State of Washington.



               7. ATTORNEY FEES AND COSTS



       In the event either party is required to bring an

action in law or equity to enforce the terms and conditions

of this Agreement, the Court shall award the prevailing

party reasonable attorney fees, taxable court costs, and

expenses of litigation.



                8. SUCCESSORS IN INTEREST



       This Agreement shall be binding on and inure to the

benefit of the respective parties and their respective heirs,

legal representatives, successors in interest and assigns.



                     9. SEVERABILITY



       If any court determines that any of the covenants,

terms, or conditions set forth in this Agreement, or any

part thereof, is invalid or unenforceable, the remainder of

the covenants, terms, and conditions shall not thereby be

affected and shall be given full effect, without regard to the invalid portions.



                      10. SURVIVAL



       The rights and obligations of the parties under this

Agreement shall survive the termination of this Agreement

or the termination of the employment of Employee.



               11. JURISDICTION AND VENUE



       Any action brought to enforce any of the provisions

of this Agreement shall be filed and remain in a court of

Competent jurisdiction in the county of Whatcom, State of

Washington.



                       12. NOTICES



       All notices, demands and other communications

hereunder shall be in writing and shall be deemed to have

been duly given if personally delivered or mailed first

class, postage prepaid to:



       A. If to Employer:



       AQUACARE ENVIRONMENT, INC.

       1155 North State Street

       Ste. 303

       Bellingham, WA 98225



       B. If to Employee:



       Henning Gag

       916 Jersey St.

       Bellingham, WA 98225



                 13. INDEPENDENT COUNSEL



       The parties hereto acknowledge that prior to

executing this Employment Agreement, they have had the

opportunity to consult with an attorney of their own

choosing and have been advised and counseled by said

attorneys concerning their respective rights and obligations hereunder.



       IN WITNESS WHEREOF, the parties have

executed this agreement this 1st day of October, 1996.



AQUACARE ENVIRONMENT, INC.



By:__________________________________________

                   EMPLOYMENT CONTRACT



       This EMPLOYMENT AGREEMENT, effective

October 1, 1996, and continuing to September 30, 2001, is

between AQUACARE ENVIRONMENT INC., a

Corporation referred to as "Employer", and GREGG

BONACKER, an individual, herein referred to as

"Employee".

                       1. RECITALS



       1.1 Employer is engaged in the business of

commercial scale controlled environment aquaculture, on

a worldwide basis.



       1.2 Employer desires to secure the association and

services of Employee in order to retain his experience,

skills, abilities, background and knowledge of Employer's

business and is therefore willing to engage his services on

the terms and conditions set forth below.



       1.3 Employee is willing to be employed by

Employer on the terms and conditions set forth below.



       NOW THEREFORE, in consideration of the

recitals, the mutual promises and covenants set forth in this

Agreement, and the payment by Employer to Employee of

the compensation recited herein, Employer and Employee

agree as follows:



                      2. EMPLOYMENT



       2.1 Employment: Employer hereby employs

Employee as Vice President of Development with

responsibilities for developing and expanding Employer's

business. Employee hereby accepts and agrees to such

employment.



       2.2 Duties of Employment: Employee shall, subject

to the control and discretion of Employer, be responsible

for the duties set forth in 2.1 above, and Employee shall at all times faithfully, industriously, and to the best of his

ability, experience, and talent perform all duties that may

be required of him pursuant to the express and implicit

terms of this Agreement. Such duties shall be rendered at

the Employer's facility in Bellingham, Washington or at

such other place as the Employer may designate.



       2.3 Term of Employment: The term of the

employment shall be for a period of 5 years commencing

October 1, 1996 and continuing thereafter until September

30, 2001.



       2.4 Salary: Employer shall pay Employee the

compensation set forth herein for the term of this

Agreement.  (a) $60,000 dollars per year; (b) Disability

insurance for purposes of salary replacement, (c) Employee

shall also receive 10 working days of paid vacation per

year, and in addition thereto, 6 working days of paid sick

leave per year.



       2.6 Fringe Benefits: Employee shall receive medical

and dental insurance coverage on behalf of himself, and his

family, to the extent and in the same form as provided by

Employer to its company officers. Employee shall further

be entitled to participate in any retirement, pension, or

profit sharing program of the Employer, as from time to

time instituted or put in place by the Employer.



       2.7 Business Expenses: During the employment

term, Employee will be reimbursed by Employer all

reasonable, ordinary and necessary business expenses for

promoting employer's business, including any relocation

expenses incurred by reason of Employer having Employee

relocate himself and his family to a new business site

and/or local.



       2.8 Termination of Employment: Employee may at

his option terminate his services under this Agreement at

will, on thirty days written notice to Employer; provided

however, should employee terminate this employment

before the end of the above stated term, he shall be bound

by the non-compete provisions of this agreement through

the end of the term of this Agreement, to wit September

30, 2001.



       Employer may terminate this Agreement without

notice to Employee if Employee acts in any of the

following ways:



       (a) Commits any material act of dishonesty;

       (b) Discloses confidential information to a third

party;

       (c) Is guilty of gross carelessness or misconduct in

his work;

       (d) Unjustifiably neglects his duties under this

Agreement;

       (e) Breaches any of the terms of this Agreement;

       (f) Death of the Employee; or

       (g) Acts in any way that has a direct, substantial,

and adverse effect on Employer's reputation or business

practice.



               3. COVENANT NOT TO COMPETE



       Employee agrees not to reestablish or reopen any

business, trade, or occupation operating in the same market

to the business of Employer as same is defined in

paragraph 1.1 of this Agreement, or in any manner to

become interested directly or indirectly, as an employee,

owner, partner, agent, stockholder, director, officer, or

otherwise, in any such business, trade or occupation within

the State of Washington for a period of five (5) years from

October 1, 1996.



                     4. INTEGRATION



       This written Agreement contains the sole and entire

Agreement between the parties. It supersedes any and all

other Agreements between the parties.



                5. MODIFICATION OR WAIVER



       No waiver or modification of this Agreement or any

covenant, condition, or limitation herein contained shall be valid unless in writing and duly executed by the party to be charged therewith. Further, no evidence of any waiver or

modification shall be offered or received in evidence in any proceeding, arbitration, or litigation between the parties

arising out of or effecting this Agreement, or the right or

obligation of any party hereunder, unless such waiver or

modification is in writing, duly executed as aforesaid. The

provisions of this paragraph may not be waived except as

herein set forth.



                    6. CHOICE OF LAW



       This Agreement and performance hereunder in any

and all actions and special proceedings shall be construed

in accordance with the laws of the State of Washington.



               7. ATTORNEY FEES AND COSTS



       In the event either party is required to bring an

action in law or equity to enforce the terms and conditions

of this Agreement, the Court shall award the prevailing

party reasonable attorney fees, taxable court costs, and

expenses of litigation.



                8. SUCCESSORS IN INTEREST



       This Agreement shall be binding on and inure to the

benefit of the respective parties and their respective heirs,

legal representatives, successors in interest and assigns.



                     9. SEVERABILITY



       If any court determines that any of the covenants,

terms, or conditions set forth in this Agreement, or any

part thereof, is invalid or unenforceable, the remainder of

the covenants, terms, and conditions shall not thereby be

affected and shall be given full effect, without regard to the invalid portions.



                      10. SURVIVAL



       The rights and obligations of the parties under this

Agreement shall survive the termination of this Agreement

or the termination of the employment of Employee.



               11. JURISDICTION AND VENUE



       Any action brought to enforce any of the provisions

of this Agreement shall be filed and remain in a court of

competent jurisdiction in the county of Whatcom, State of

Washington.



                       12. NOTICES



       All notices, demands and other communications

hereunder shall be in writing and shall be deemed to have

been duly given if personally delivered or mailed first

class, postage prepaid to:

       A. If to Employer:



       AQUACARE ENVIRONMENT, INC.

       1155 North State Street

       Ste. 303

       Bellingham, WA 98225



       B. If to Employee:



       Gregg Bonacker

       1416 Oriental Ave.

       Bellingham, WA 98226



                 13. INDEPENDENT COUNSEL



       The parties hereto acknowledge that prior to

executing this Employment Agreement, they have had the

opportunity to consult with an attorney of their own

choosing and have been advised and counseled by said

attorneys concerning their respective rights and obligations hereunder.



       IN WITNESS WHEREOF, the parties have

executed this agreement this 1st day of October, 1996.



AQUACARE ENVIRONMENT, INC.





By:_______________________________________

Title:  President





By:_______________________________________

Gregg Bonacker, Employee